Equity Method Investments	12 Months Ended
Dec. 31, 2018
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
(5) Equity Method Investments

For each of the following investments, CVR Refining has the ability to exercise influence through its participation in the management committees, which make all significant decisions. However, since CVR Refining has equal or proportionate influence over each committee as a joint partner without regard to its economic interest and does not serve as the day-to-day operator, we have determined that these entities should not be consolidated and apply the equity method of accounting.

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Enable South Central Pipeline, LLC (“Enable JV”, formerly Velocity Pipeline Partners, LLC) - CVR Refining owns a 40% interest in Enable JV, which operates a 12-inch 26-mile crude oil pipeline with a capacity of approximately 80,000 barrels per day that is connected to the Wynnewood Refinery. The remaining interest in Enable JV is owned by Enable Midstream Partners, LP.

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Midway Pipeline, LLC (“Midway JV”) - CVR Refining owns a 50% interest in Midway JV, which operates a 16-inch 100 mile crude oil pipeline with a capacity of approximately 120,000 barrels per day which connects the Coffeyville Refinery to the Cushing Oklahoma oil hub.

(in millions)	Enable JV		Midway JV	Total
Balance at December 31, 2016	6	—	—	6
Contributions	1	—	76	77
Cash Distributions	(1)		—	(1)
Equity income	—	—	1	1
Balance at December 31, 2017	6		77	83
Cash Distributions	(2)		(5)	(7)
Equity income	2		6	8
Balance at December 31, 2018	$6		$78	$84